S&T Earnings Release -1

CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia Street Indiana, PA 15701 mark.kochvar@stbank.net www.stbancorp.com
FOR IMMEDIATE RELEASE

S&T Bancorp, Inc. Announces Record Third Quarter 2016 Net Income

Indiana, Pa. – October 20, 2016 – S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank with locations in Pennsylvania, Ohio and New York, announced today its third quarter 2016 earnings. Third quarter earnings were a record $20.6 million, or $0.59 per diluted share, compared to second quarter of 2016 earnings of $17.1 million, or $0.49 per diluted share, and third quarter of 2015 earnings of $18.6 million, or $0.54 per diluted share.

Third Quarter of 2016 Highlights:

•	Earnings per share of $0.59 represents a 20% increase over the prior quarter and a 9.3% increase over the year ago quarter.

•	Annualized performance metrics for the third quarter of 2016 were strong, with return on average assets of 1.23%, return on average equity of 9.85% and return on tangible equity of 15.46%.

•	Net interest margin improved 2 basis points to 3.46 % and net interest income increased $1.7 million, or 3.5%, to $51.5 million compared to the prior quarter.

•	Expenses were well controlled during the quarter, decreasing by $0.3 million, resulting in an efficiency ratio of 51.65% compared to 54.37% in the prior quarter.

•	Net loan charge-offs were only $0.9 million, representing 0.07% of average loans on an annualized basis for the third quarter of 2016.

•	S&T's Board of Directors approved a 5.3% increase in the quarterly cash dividend to $0.20 per share.

“We are pleased to announce record quarterly net income,” said Todd Brice, president and chief executive officer of S&T. “Our strong performance was driven by improvements in all key areas, with higher net interest income and noninterest income, and lower expenses and provision for loan loss.”

Net Interest Income

Net interest income increased $1.7 million, or 3.5%, to $51.5 million for the third quarter of 2016 compared to $49.7 million in the prior quarter. Higher net interest income was primarily due to an increase of $101 million in average loans and one additional day in the third quarter compared to the second quarter. Net interest margin on a fully taxable equivalent basis (FTE) increased 2 basis points to 3.46% compared to 3.44% in the prior quarter. Total interest-bearing liability costs were stable at 0.56% for both the third and second quarter of 2016.

Asset Quality

Asset quality continued to improve during the third quarter of 2016. Total nonperforming loans decreased $2.4 million to $40.5 million, or 0.75% of total loans, at September 30, 2016 compared to $42.9 million, or 0.79% of total loans, at June 30, 2016. Net loan charge-offs decreased $2.1 million to $0.9 million for the third quarter of 2016 compared to $3.0 million in the prior quarter. The provision for loan losses decreased $2.3 million to $2.5

S&T Earnings Release -2

million in the third quarter of 2016 compared to $4.8 million in the second quarter of 2016. The allowance for loan losses was $53.8 million, or 0.99% of total loans, at September 30, 2016 compared to $52.2 million, or 0.97% of total loans, at June 30, 2016.

Noninterest Income and Expense

Noninterest income increased $1.0 million to $13.4 million for the third quarter of 2016 compared to $12.4 million in the second quarter of 2016. Mortgage banking increased $0.5 million due to increased volume and the favorable interest rate environment. Debit and credit card fees increased $0.3 million primarily due to higher debit and credit card activity.

Expenses were well controlled in the third quarter with a decrease in noninterest expense of $0.3 million to $34.4 million compared to $34.7 million for the second quarter of 2016. Other expenses decreased $1.4 million, due to lower loan related costs resulting primarily from recovered expenses on impaired loans. Data processing expense decreased $0.6 million due to savings from the renegotiation of a core data processing contract and seasonality of data processing expense. These decreases were offset by an increase in salaries and employee benefits of $1.4 million related to the timing of benefit accruals and higher pension expense.

Financial Condition

Total assets were essentially unchanged at $6.7 billion for both September 30, 2016 and June 30, 2016. Loan growth for the quarter was primarily in consumer loans which increased $29.1 million, or a 9.5% annualized rate, with growth in all consumer categories. Total deposits increased $25.1 million, or a 2.0% annualized rate, with growth in noninterest-bearing demand and money market accounts. Risk-based capital ratios increased this quarter due to earnings retention and a decline in risk weighted assets. All capital ratios remain above the well-capitalized thresholds of federal bank regulatory agencies.

Dividend
The Board of Directors of S&T declared a $0.20 per share cash dividend at its regular meeting held October 16, 2016, representing a 5.3% increase over the prior quarter cash dividend. The dividend is payable on
November 17, 2016 to shareholders of record on November 3, 2016.

Conference Call

S&T will host its third quarter 2016 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, October 20, 2016. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select “3rd Quarter 2016 Conference Call” and follow the instructions.

About S&T Bancorp, Inc. and S&T Bank

S&T Bancorp, Inc. is a $6.7 billion bank holding company that is headquartered in Indiana, Pa. and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, was established in 1902, and operates locations in Pennsylvania, Ohio and New York. For more information visit www.stbancorp.com or www.stbank.com.

This information may contain forward-looking statements regarding future financial performance which are not historical facts and which involve risks and uncertainties. Actual results and performance could differ materially from those anticipated by these forward-looking statements. Factors that could cause such a difference include, but are not limited to, general economic conditions, change in interest rates, deposit flows, loan demand, and asset quality, including real estate and other collateral values and competition. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), S&T management uses and this press release contains or references, certain non-GAAP financial measures, such as

S&T Earnings Release -3

net interest income on a fully taxable equivalent basis. S&T believes these non-GAAP financial measures provide information useful to investors in understanding our underlying operational performance and our business and performance trends as they facilitate comparisons with the performance of others in the financial services industry. Although S&T believes that these non-GAAP financial measures enhance investors' understanding of S&T's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. A reconciliation of these non-GAAP financial measures is presented in the attached selected financial data spreadsheet. This information should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K for S&T Bancorp, Inc. and subsidiaries.

S&T Bancorp, Inc.	S&T Earnings Release -	4
Consolidated Selected Financial Data
Unaudited

	2016	2016	2015
	Third	Second	Third
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST INCOME
Loans, including fees	$53,956	$52,019	$49,578
Investment securities:
Taxable	2,570	2,580	2,522
Tax-exempt	907	915	988
Dividends	375	336	581
Total Interest Income	57,808	55,850	53,669

INTEREST EXPENSE
Deposits	5,119	5,029	3,275
Borrowings and junior subordinated debt securities	1,234	1,113	798
Total Interest Expense	6,353	6,142	4,073

NET INTEREST INCOME	51,455	49,708	49,596
Provision for loan losses	2,516	4,848	3,206
Net Interest Income After Provision for Loan Losses	48,939	44,860	46,390

NONINTEREST INCOME
Securities (losses) gains, net	—	—	—
Service charges on deposit accounts	3,208	3,065	3,069
Debit and credit card fees	3,163	2,869	2,996
Wealth management fees	2,565	2,630	2,814
Insurance fees	1,208	1,205	1,332
Mortgage banking	1,077	578	698
Other	2,227	2,101	1,572
Total Noninterest Income	13,448	12,448	12,481

NONINTEREST EXPENSE
Salaries and employee benefits	19,011	17,626	16,789
Net occupancy	2,776	2,688	2,744
Data processing	2,129	2,723	2,454
Furniture and equipment	1,932	1,719	1,653
Other taxes	1,080	896	719
Professional services and legal	1,041	1,047	946
FDIC insurance	1,005	994	990
Marketing	896	1,075	895
Other	4,569	5,985	6,639
Total Noninterest Expense	34,439	34,753	33,829

Income Before Taxes	27,948	22,555	25,042
Provision for income taxes	7,367	5,496	6,407

Net Income	$20,581	$17,059	$18,635

Per Share Data
Shares outstanding at end of period	34,913,023	34,916,358	34,811,636
Average shares outstanding - diluted	34,768,505	34,764,565	34,692,991
Average shares outstanding - two-class method	34,802,233	34,909,563	34,811,979
Diluted earnings per share (1)	$0.59	$0.49	$0.54
Dividends declared per share	$0.19	$0.19	$0.18
Dividend yield (annualized)	2.62%	3.11%	2.21%
Dividends paid to net income	32.13%	38.75%	33.56%
Book value	$24.02	$23.63	$22.63
Tangible book value (3)	$15.57	$15.17	$14.12
Market value	$28.99	$24.45	$32.62

Profitability Ratios (annualized)
Return on average assets	1.23%	1.05%	1.20%
Return on average tangible assets (4)	1.31%	1.12%	1.28%
Return on average shareholders' equity	9.85%	8.37%	9.51%
Return on average tangible shareholders' equity (5)	15.46%	13.30%	15.61%
Efficiency ratio (FTE) (2)	51.65%	54.37%	53.12%

S&T Bancorp, Inc.	S&T Earnings Release -	5
Consolidated Selected Financial Data
Unaudited

	For the Nine Months Ended September 30,
(dollars in thousands, except per share data)	2016	2015
INTEREST INCOME
Loans, including fees	$157,133	$138,438
Investment securities:
Taxable	7,704	7,298
Tax-exempt	2,764	3,006
Dividends	1,077	1,453
Total Interest Income	168,678	150,195

INTEREST EXPENSE
Deposits	14,403	9,333
Borrowings and junior subordinated debt securities	3,474	2,196
Total Interest Expense	17,877	11,529

NET INTEREST INCOME	150,801	138,666
Provision for loan losses	12,379	6,473
Net Interest Income After Provision for Loan Losses	138,422	132,193

NONINTEREST INCOME
Securities (losses) gains, net	—	(34)
Service charges on deposit accounts	9,272	8,529
Debit and credit card fees	8,818	8,732
Wealth management fees	7,947	8,667
Insurance fees	4,187	4,374
Mortgage banking	2,185	2,006
Gain on sale of credit card portfolio	2,066	—
Other	7,238	5,674
Total Noninterest Income	41,713	37,948

NONINTEREST EXPENSE
Salaries and employee benefits	57,539	51,024
Net occupancy	8,413	8,014
Data processing	6,964	7,329
Furniture and equipment	5,580	4,461
Other taxes	3,076	2,721
Professional services and legal	3,035	2,270
FDIC insurance	2,938	2,493
Marketing	2,872	2,905
Merger related expenses	—	3,167
Other	17,190	18,515
Total Noninterest Expense	107,607	102,899

Income Before Taxes	72,528	67,242
Provision for income taxes	18,795	17,584

Net Income	$53,733	$49,658

Per Share Data:
Average shares outstanding - diluted	34,747,177	33,561,529
Average shares outstanding - two-class method	34,782,867	33,665,990
Diluted earnings per share (1)	$1.54	$1.48
Dividends declared per share	$0.57	$0.54
Dividends paid to net income	36.89%	35.97%

Profitability Ratios (annualized)
Return on average assets	1.10%	1.14%
Return on average tangible assets (8)	1.17%	1.22%
Return on average shareholders' equity	8.78%	9.02%
Return on average tangible shareholders' equity (9)	13.95%	14.46%
Efficiency ratio (FTE) (2)	54.41%	56.81%

S&T Bancorp, Inc.	S&T Earnings Release -	6
Consolidated Selected Financial Data
Unaudited

	2016	2016	2015
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$125,163	$94,991	$115,347
Securities available-for-sale, at fair value	671,128	683,479	660,046
Loans held for sale	11,694	11,999	13,794
Commercial loans:
Commercial real estate	2,427,164	2,388,786	2,111,585
Commercial and industrial	1,344,297	1,385,746	1,237,915
Commercial construction	402,124	398,122	384,328
Total Commercial Loans	4,173,585	4,172,654	3,733,828
Consumer loans:
Residential mortgage	692,574	671,665	625,251
Home equity	483,935	480,204	467,698
Installment and other consumer	62,288	58,139	91,122
Consumer construction	5,852	5,602	8,064
Total Consumer Loans	1,244,649	1,215,610	1,192,135
Total portfolio loans	5,418,234	5,388,264	4,925,963
Allowance for loan losses	(53,793)	(52,213)	(49,907)
Total portfolio loans, net	5,364,441	5,336,051	4,876,056
Goodwill	291,670	291,670	291,683
Other assets	254,109	256,015	258,412
Total Assets	$6,718,205	$6,674,205	$6,215,338

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,232,469	$1,220,568	$1,188,331
Interest-bearing demand	657,326	662,509	704,348
Money market	764,125	700,219	593,643
Savings	1,026,234	1,033,077	1,088,217
Certificates of deposit	1,465,277	1,503,945	1,302,870
Total Deposits	5,145,431	5,120,318	4,877,409

Securities sold under repurchase agreements	40,949	48,479	42,971
Short-term borrowings	565,000	550,000	280,000
Long-term borrowings	15,303	15,888	117,613
Junior subordinated debt securities	45,619	45,619	45,619
Other liabilities	67,196	68,851	63,923
Total Liabilities	5,879,498	5,849,155	5,427,535

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	838,707	825,050	787,803
Total Liabilities and Shareholders' Equity	$6,718,205	$6,674,205	$6,215,338

Capitalization Ratios
Shareholders' equity / assets	12.48%	12.36%	12.68%
Tangible common equity / tangible assets (6)	8.46%	8.30%	8.30%
Tier 1 leverage ratio	9.02%	8.92%	8.94%
Common equity tier 1 capital	10.01%	9.70%	9.69%
Risk-based capital - tier 1	10.37%	10.06%	10.08%
Risk-based capital - total	11.87%	11.52%	11.58%

S&T Bancorp, Inc.	S&T Earnings Release -	7
Consolidated Selected Financial Data
Unaudited

	2016		2016		2015
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Loans	$5,382,516	4.08%	$5,281,769	4.05%	$4,869,914	4.12%
Taxable investment securities	545,249	1.95%	547,501	1.95%	523,890	1.99%
Tax-exempt investment securities	133,661	4.17%	133,908	4.21%	138,514	4.39%
Federal Home Loan Bank and other restricted stock	24,454	4.52%	22,017	4.32%	20,184	9.60%
Interest-bearing deposits with banks	37,852	0.52%	38,233	0.47%	76,246	0.24%
Total Interest-earning Assets	6,123,732	3.87%	6,023,428	3.85%	5,628,748	3.90%

Noninterest-earning assets	519,011		520,720		537,373
Total Assets	$6,642,743		$6,544,148		$6,166,121

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$663,477	0.17%	$639,424	0.17%	$663,834	0.14%
Money market	540,891	0.42%	478,448	0.37%	385,520	0.18%
Savings	1,034,018	0.20%	1,030,357	0.19%	1,091,482	0.16%
Certificates of deposit	1,379,952	0.95%	1,384,988	0.97%	1,113,858	0.74%
Brokered deposits	309,413	0.56%	371,182	0.54%	394,415	0.34%
Total Interest-bearing deposits	3,927,751	0.52%	3,904,399	0.52%	3,649,109	0.36%
Securities sold under repurchase agreements	44,927	0.01%	52,443	0.01%	42,937	0.01%
Short-term borrowings	459,043	0.66%	366,942	0.64%	270,968	0.37%
Long-term borrowings	15,545	2.85%	54,588	1.30%	117,864	0.77%
Junior subordinated debt securities	45,619	3.15%	45,619	3.10%	45,619	2.75%
Total Interest-bearing Liabilities	4,492,885	0.56%	4,423,991	0.56%	4,126,497	0.39%

Noninterest-bearing demand	1,247,884		1,229,020		1,196,200
Other liabilities	70,799		71,601		65,873
Shareholders' equity	831,175		819,536		777,551
Total Liabilities and Shareholders' Equity	$6,642,743		$6,544,148		$6,166,121

Net Interest Margin (7)		3.46%		3.44%		3.61%

S&T Bancorp, Inc.	S&T Earnings Release -	8
Consolidated Selected Financial Data
Unaudited

	For the Nine Months Ended September 30,
(dollars in thousands)	2016		2015
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Loans	$5,261,629	4.08%	$4,588,536	4.11%
Taxable investment securities	541,419	1.96%	514,195	1.96%
Tax-exempt investment securities	134,271	4.22%	139,171	4.43%
Federal Home Loan Bank and other restricted stock	23,027	4.52%	19,276	8.04%
Interest-bearing deposits with banks	41,402	0.51%	69,062	0.24%
Total Interest-earning Assets	6,001,748	3.87%	5,330,240	3.88%

Noninterest-earning assets	519,913		499,043
Total Assets	$6,521,661		$5,829,283

LIABILITIES AND SHAREHOLDERS' EQUITY
Interest-bearing demand	$635,479	0.16%	$586,149	0.13%
Money market	476,768	0.35%	392,021	0.18%
Savings	1,041,802	0.19%	1,072,539	0.16%
Certificates of deposit	1,345,323	0.94%	1,075,666	0.76%
CDARS and brokered deposits	358,568	0.54%	334,485	0.33%
Securities sold under repurchase agreements	53,858	0.01%	42,675	0.01%
Short-term borrowings	385,394	0.64%	245,431	0.34%
Long-term borrowings	62,109	1.21%	72,316	1.04%
Junior subordinated debt securities	45,619	3.08%	47,561	2.82%
Total Interest-bearing Liabilities	4,404,920	0.54%	3,868,843	0.40%

Noninterest-bearing demand	1,227,426		1,158,217
Other liabilities	71,421		66,009
Shareholders' equity	817,894		736,214
Total Liabilities and Shareholders' Equity	$6,521,661		$5,829,283

Net Interest Margin (10)		3.47%		3.59%

	2016		2016		2015
	Third		Second		Third
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$7,551	0.31%	$10,887	0.46%	$7,919	0.38%
Commercial and industrial	11,890	0.88%	11,342	0.82%	5,370	0.43%
Commercial construction	6,653	1.65%	8,182	2.06%	5,008	1.30%
Total Nonperforming Commercial Loans	26,094	0.63%	30,411	0.73%	18,297	0.49%
Consumer loans:
Residential mortgage	11,400	1.63%	9,283	1.38%	3,242	0.52%
Home equity	2,955	0.61%	3,168	0.66%	2,147	0.46%
Installment and other consumer	44	0.07%	43	0.07%	122	0.13%
Total Nonperforming Consumer Loans	14,399	1.16%	12,494	1.03%	5,511	0.46%
Total Nonperforming Loans	$40,493	0.75%	$42,905	0.79%	$23,808	0.48%

S&T Bancorp, Inc.	S&T Earnings Release -	9
Consolidated Selected Financial Data
Unaudited

	2016	2016	2015
	Third	Second	Third
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs
Charge-offs	$1,500	$3,496	$5,641
Recoveries	(564)	(514)	(3,528)
Net Loan Charge-offs	$936	$2,982	$2,113

Net Loan Charge-offs
Commercial loans:
Commercial real estate	($171)	$1,624	($535)
Commercial and industrial	245	(81)	849
Commercial construction	146	943	1,118
Total Commercial Loan Charge-offs	220	2,486	1,432
Consumer loans:
Residential mortgage	331	158	127
Home equity	(1)	37	222
Installment and other consumer	391	340	368
Consumer construction	(5)	(39)	(36)
Total Consumer Loan Charge-offs	716	496	681
Total Net Loan Charge-offs	$936	$2,982	$2,113

	For the Nine Months Ended September 30,
(dollars in thousands)	2016	2015
Loan Charge-offs
Charge-offs	$8,623	$8,847
Recoveries	(1,890)	(4,370)
Net Loan Charge-offs	$6,733	$4,477

Net Loan Charge-offs
Commercial loans:
Commercial real estate	$1,146	($334)
Commercial and industrial	2,655	2,344
Commercial construction	1,088	1,115
Total Commercial Loan Charge-offs	4,889	3,125
Consumer loans:
Residential mortgage	506	459
Home equity	158	219
Installment and other consumer	1,295	734
Consumer construction	(115)	(60)
Total Consumer Loan Charge-offs	1,844	1,352
Total Net Loan Charge-offs	$6,733	$4,477

S&T Bancorp, Inc.	S&T Earnings Release -	10
Consolidated Selected Financial Data
Unaudited

	2016	2016	2015
	Third	Second	Third
	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$40,493	$42,905	$23,808
Assets acquired through foreclosure or repossession	512	328	472
Nonperforming assets	41,005	43,233	24,280
Troubled debt restructurings (nonperforming)	15,095	15,028	8,092
Troubled debt restructurings (performing)	12,936	20,598	26,049
Total troubled debt restructurings	28,031	35,626	34,141
Nonperforming loans / loans	0.75%	0.79%	0.48%
Nonperforming assets / loans plus OREO	0.76%	0.80%	0.49%
Allowance for loan losses / total portfolio loans	0.99%	0.97%	1.01%
Allowance for loan losses / nonperforming loans	133%	122%	210%
Net loan charge-offs (recoveries)	$936	$2,982	$2,113
Net loan charge-offs (recoveries)(annualized) / average loans	0.07%	0.23%	0.17%

		For the Nine Months Ended September 30,
(dollars in thousands)		2016	2015
Asset Quality Data
Net loan charge-offs (recoveries)		$6,733	$4,477
Net loan charge-offs (recoveries)(annualized) / average loans		0.17%	0.13%

S&T Bancorp, Inc.	S&T Earnings Release -	11
Consolidated Selected Financial Data
Unaudited

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:
(1) Diluted earnings per share under the two-class method is determined on the net income reported on the income statement less earnings allocated to participating securities.
(2) Noninterest expense divided by noninterest income plus net interest income, on a fully taxable equivalent (FTE) basis.

	2016	2016	2015
	Third	Second	Third
	Quarter	Quarter	Quarter

(3) Tangible Book Value (non-GAAP)
Total shareholders' equity	$838,707	$825,050	$787,803
Less: goodwill and other intangible assets, net of deferred tax liability	(295,104)	(295,347)	(296,233)
Tangible common equity (non-GAAP)	$543,603	$529,703	$491,570
Common shares outstanding	34,913	34,916	34,812
Tangible book value (non-GAAP)	$15.57	$15.17	$14.12

(4) Return on Average Tangible Assets (non-GAAP)
Net income (annualized)	$81,877	$68,612	$73,931
Plus: amortization of intangibles net of tax (annualized)	969	1,071	1,236
Net income before amortization of intangibles (annualized)	82,846	69,683	75,167

Average total assets	6,642,743	6,544,148	6,166,121
Less: average goodwill and other intangibles, net of deferred tax liability	(295,235)	(295,487)	(295,998)
Average tangible assets (non-GAAP)	$6,347,508	$6,248,661	$5,870,123
Return on average tangible assets (non-GAAP)	1.31%	1.12%	1.28%

(5) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$81,877	$68,612	$73,931
Plus: amortization of intangibles net of tax (annualized)	969	1,071	1,236
Net income before amortization of intangibles (annualized)	82,846	69,683	75,167

Average total shareholders' equity	831,175	819,536	777,551
Less: average goodwill and other intangibles, net of deferred tax liability	(295,235)	(295,487)	(295,998)
Average tangible equity (non-GAAP)	$535,940	$524,049	$481,553
Return on average tangible equity (non-GAAP)	15.46%	13.30%	15.61%

(6) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$838,707	$825,050	$787,803
Less: goodwill and other intangible assets, net of deferred tax liability	(295,104)	(295,347)	(296,233)
Tangible common equity (non-GAAP)	543,603	529,703	491,570

Total assets	6,718,205	6,674,205	6,215,338
Less: goodwill and other intangible assets, net of deferred tax liability	(295,104)	(295,347)	(296,233)
Tangible assets (non-GAAP)	$6,423,101	$6,378,858	$5,919,105
Tangible common equity to tangible assets (non-GAAP)	8.46%	8.30%	8.30%

(7) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$57,808	$55,850	$53,669
Less: interest expense	(6,353)	(6,142)	(4,073)
Net interest income per consolidated statements of net income	51,455	49,708	49,596
Plus: taxable equivalent adjustment	1,771	1,762	1,607
Net interest income (FTE) (non-GAAP)	53,226	51,470	51,203
Net interest income (FTE) (annualized)	211,747	207,011	203,142
Average earning assets	$6,123,731	$6,023,428	$5,628,748
Net interest margin - (FTE) (non-GAAP)	3.46%	3.44%	3.61%

S&T Bancorp, Inc.	S&T Earnings Release -	12
Consolidated Selected Financial Data
Unaudited

	For the Nine Months Ended September 30,
	2016	2015

(8) Return on Average Tangible Assets (non-GAAP)
Net income (annualized)	$71,775	$66,392
Plus: amortization of intangibles net of tax (annualized)	1,079	1,168
Net income before amortization of intangibles (annualized)	72,854	67,560

Average total assets	6,521,661	5,829,283
Less: average goodwill and other intangibles, net of deferred tax liability	(295,516)	(269,026)
Average tangible assets (non-GAAP)	$6,226,145	$5,560,257
Return on average tangible assets (non-GAAP)	1.17%	1.22%

(9) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$71,775	$66,392
Plus: amortization of intangibles net of tax (annualized)	1,079	1,168
Net income before amortization of intangibles (annualized)	72,854	67,560

Average total shareholders' equity	817,894	736,214
Less: average goodwill and other intangibles, net of deferred tax liability	(295,516)	(269,026)
Average tangible equity (non-GAAP)	$522,378	$467,188
Return on average tangible equity (non-GAAP)	13.95%	14.46%

(10) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$168,678	$150,195
Less: interest expense	(17,877)	(11,529)
Net interest income per consolidated statements of net income	150,801	138,666
Plus: taxable equivalent adjustment	5,254	4,493
Net interest income (FTE) (non-GAAP)	156,055	143,159
Net interest income (FTE) (annualized)	208,453	191,403
Average earning assets	$6,001,748	$5,330,240
Net interest margin - (FTE) (non-GAAP)	3.47%	3.59%